UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2009

MAGNUM D’OR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-31849	98-0215222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1326 S.E. 17th Street, #513, Ft. Lauderdale, Florida 33316
(Address of principal executive offices)

(305) 420-6563
(Registrant’s telephone number, including area code)

N/A
     (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 29, 2009, Mr. Michel Boux resigned as a Director of Magnum D’Or Resources, Inc. (“Magnum”) and resigned as its Vice President – Canada Operations. There have been no disagreements between Mr. Boux and Magnum.

Exhibits

10.1	Letter of resignation dated December 29, 2009 of Mr. Michel Boux as a director and Vice President and statement that no disagreements exist between him and Magnum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnum d'Or Resources Inc.
(Registrant)

Date: January 7, 2010	By:	/s/ Joseph J. Glusic
Joseph J. Glusic
Chief Executive Officer and President